I.V. CR845 Adaptive Phase 2/3 Post Operative Pain Study Results A Multicenter, Randomized, Double-Blind, Placebo-Controlled, Adaptive Design Study Evaluating the Analgesic Efficacy and Safety of I.V. CR845 in Patients Undergoing Abdominal Surgery Exhibit 99.2

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements concerning the future development of IV. CR845 for the management of perioperative pain, potential future meetings with regulators, and the potential for I.V. CR845 to be a therapeutic option for perioperative pain management. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in Cara's filings with the Securities and Exchange Commission, including the "Risk Factors" section of Cara's Annual Report on Form 10-K for the year ended December 31, 2017 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except to the extent required by law, Cara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Post-Op Pain: Significant Unmet Need Multi-modal analgesia (ASA and ERAS) Different MOAs to maximize analgesia Anti-inflammatory benefits vs. mu opioids Need to reduce mu opioid usage and side effects Respiratory Depression Nausea / Vomiting Abuse Liability Goal to improve patient outcomes, decrease length of hospital stay and reduce overall health care costs

CR845 CLIN3001: Study Design


CR845 : 1 or 0.5 mcg/kg
or Placebo
PRE
(2x dose)
Abdominal
surgery
POST
q 6hrs, last dose 18 hrs
Primary end-pt: Pain Intensity 0-24hrs
0 h
24 hrs

- Multi-center: 22 U.S. hospital sites, 444 patients
- Randomized, double-blind, placebo controlled, adaptive design
- Dose: 0.5 mcg/kg, 1.0 mcg/kg or placebo
- Primary endpoint: Area Under the Curve (AUC) assessment of the pain intensity measured by Numeric Rating Scale (NRS) from 0 to 24 hrs post surgery
- Secondary endpoints:
    - Incidence of vomiting over 24 hours
    - Post operative nausea & vomiting (PONV) Impact scores
    - Rescue medication used (IV morphine) within 24 hours
    - Patient global assessment of medication at 24 hours
    - Safety

4

Total Randomized (n=448) Total Dosed (n=444*) Placebo (n=149) CR845 0.5 mcg/kg (n=148) *4 patients did not report any pain scores and are excluded from the efficacy analyses CR845-CLIN3001: Subject Distribution CR845 1.0 mcg/kg (n=147)

Demographics and Baseline Characteristics Variable Placebo n= 149 CR845 0.5 mcg/kg n=148 CR845 1.0 mcg/kg n=147 Age at study entry (yrs) n Mean (SD) Median Min Max 149 46.3 (10.61) 46.0 23 80 148 45.1 (10.23) 45.0 25 78 147 44.1 (10.92) 43.0 22 74 Gender, n (%) Male Female 48 (32.2) 101 (67.8) 51 (34.5) 97 (65.5) 49 (33.3) 98 (66.7) Race, n (%) American Indian, Alaskan Asian Black or African American Pacific Islander, Native Hawaiian White Other 1 (0.7) 0 22 (14.8) 0 125 (63.9) 1 (0.7) 2 (1.4) 0 16 (10.8) 0 129 (87.2) 1 (0.7) 0 1 (0.7) 18 (12.2) 0 128 (87.1) 0 Type of surgery, n (%) Ventral Hernia Hysterectomy 78 (52.3) 71 (47.7) 75 (50.7) 73 (49.3) 75 (51.0) 72 (49.0)

Placebo-subtracted 0-24 hour Mean AUC p=0.0315 CR845 demonstrated significant improvement in pain relief 0-24 hour Pain AUC Primary Endpoint Post-Op Interval 0.5 mcg/kg 1.0 mcg/kg 0-6 hours p=0.041 p=0.001 0-12 hours p=0.035 p=0.004 0-18 hours p=0.072 p=0.013 ANCOVA with terms for treatment, surgery type and site nested within surgery type p=0.0760

PONV Was Significantly Improved with Both Doses of CR845 PONV Impact Score at 24 Hrs: Secondary Endpoint PONV Scores: 0- not at all, and 6-Worst score Wilcoxon rank sum test stratified by surgery type p=0.0061 p<0.0001 % of subjects who did not use any ondansetron was 70% in the CR845 0.5 mcg/ kg and 81% in the CR8451 mcg/kg group versus 56% in the placebo group

Incidence of Vomiting Over 24 Hrs: Secondary Endpoint Incidence of vomiting reduced with I.V. CR845 p=0.0294 -18.7% -73.3% Mantel-Haenszel test stratified by surgery type based on Vollset et al (1991). p=0.6507

Mean Total Ondansetron Use (mg): 0-24 Hrs: Pre-Specified Endpoint Wilcoxon rank sum test stratified by surgery type Patients who did not take anti-emetic medication (i.e ondansetron) were assigned a dose of 0 mg 0-6 hrs 0-12 hrs 0-18 hrs 0-24 hrs 0.0036 <0.0001 <0.0001 0.0003 <0.0001 I.V. CR845 Reduced Additional Anti-Emetic Medication Use

CR845 treatment groups showed trends towards lower rescue analgesic use within 24 hr post surgery Total Analgesic (Morphine) Rescue Use (mg MEQ)- 24 Hrs: Secondary Endpoint Wilcoxon rank sum test stratified by surgery type Patients who did not take rescue medication were assigned a dose of 0 mg p= 0.2660 p= 0.2789

% of Patients with a ‘Very Good’ or ‘Good’ Clinical Assessment Higher in CR845 Treatment Groups But NS Patient Global Assessment (PGA) at 24 hrs: Secondary Endpoint Mantel-Haenszel test stratified by surgery type p=0.2659

Comparison of Adverse Events > 5% Adverse Event Placebo (N=149) CR845 0.5 mcg/kg (N=148) CR845 1.0 mcg/kg (N=147) Nausea 38.9% 29.1% 24.5% Constipation 19.5% 14.9% 17.0% Vomiting 11.4% 6.8% 4.1% Flatulence 6.0% 8.1% 7.5% Dyspepsia 4.7% 7.4% 8.2% Pyrexia 4.7% 4.1% 5.4% Headache 18.1% 15.5% 17.7% Paraesthesia 0.7% 3.4% 5.4% Pruritus 5.4% 5.4% 2.7%

Serious Adverse Events (SAEs) Adverse Event Placebo (N=149) CR845 0.5 mcg/kg (N=148) CR845 1.0 mcg/kg (N=147) At least 1 SAE 3 (2.0%) 1 (0.7%) 3 (2.0%) Atrial Fibrillation 1 (0.7%) 0 0 Ileus 0 1 (0.7%) 0 Gastroenteritis 0 0 1 (0.7)% Procedural Haemorrhage 0 0 1 (0.7%) Ureteric Injury 1 (0.7%) 0 0 Hypoxia 1 (0.7%) 0 0 Pulmonary Embolism 0 0 1 (0.7%) No SAEs Were Designated As Drug-Related

Met primary endpoint of AUC 0-24 hrs for pain relief at 1.0mcg/kg Significant reductions in AUC (0-6) & AUC (0-12) for both 0.5 mcg/kg & 1.0 mcg/kg Met Secondary Endpoints: Significant reduction in PONV impact scores (0.5 mcg/kg & 1.0 mcg/kg) Significant reduction in incidence of vomiting (1mcg/kg) Incidence of adverse events generally low and similar between placebo and I.V. CR845 groups CR845 CLIN3001: Summary